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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2007

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-14498                 13-3612110
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)

       42 West 39th Street, New York, New York                    10018
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                Section 1 - Registrant's Business and Operations

             Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2007, the Company entered into a letter agreement (the "Agreement") with Fulfillment Technologies, LLC ("Filltek") amending certain terms of the Fulfillment Services Agreement (the "Agreement") with Filltek pursuant to which Filltek provides order fulfillment and warehousing services to the Company.

Attached as Exhibit 99.1 is a copy of the Agreement.

                  Section 9 - Financial Statements and Exhibits

                  Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

*99.1 Letter Agreement, dated as of December 21, 2007, by and between the Company and Filltek.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)


Date:  December 27, 2007                      By:    /s/ Patrick C. Barry
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                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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*99.1 Letter Agreement, dated as of December 21, 2007, by and between the
Company and Filltek.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.